Exhibit 10.9

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Supply Agreement for Pentosan Polysufate

Active Pharmaceutical Ingredient

Between

Parnell Manufacturing Pty Ltd

(ABN 46 138 251 582)

and

IDT Australia Limited

(ABN 66 066 522 970)

Effective Date: 3 December 2013

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

-i-

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TABLE OF CONTENTS

(continued)

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TABLE OF CONTENTS

(continued)

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS AGREEMENT dated for reference the 3rd of December, 2013 (the “Effective Date”)

BETWEEN:

Parnell Manufacturing Pty Ltd (ABN; 46 138 251 582), a corporation duly incorporated under the laws of New South Wales having an office at; 4 Century Estate, 476 Gardner’s Road, Alexandria, NSW 2015 (“Customer”)

AND:

IDT Australia Ltd, (ABN: 66 066 522 970), a corporation duly incorporated under the laws of Victoria having a place of business at 45 Wadhurst Drive, Boronia, VIC 3155 (“Supplier”).

WHEREAS:

A.           Customer is the owner of certain technology and patent rights regarding the Product having the description set out in Exhibit A (the “Product”, as defined herein);

B.           Supplier is engaged in process development, manufacturing and supply of active pharmaceutical ingredients (APIs); and

C.           Customer desires that Supplier manufacture the Product, and Supplier desires to do so, on the terms and conditions set out in this Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I

Interpretation

Section 1.1           Definitions

In this Agreement the following words and phrases shall have the following meanings:

“Affiliate” of a party hereto means any entity which controls, is controlled by, or is under common control with such party. For purposes of this definition, a party shall be deemed to control another entity if it owns or controls, directly or indirectly, at least fifty percent (50%) of the voting equity of the other entity (or other comparable ownership interest for an entity other than a corporation);

“Agreement” means this Supply Agreement for the Product, including all Exhibits attached hereto;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Confidential Information” means all written information and data provided by the parties to each other hereunder and identified as being “Confidential” and provided to the recipient, except that the term “Confidential Information” shall not apply to any information or any portion thereof which:

(i)          was known to the recipient or any of its Affiliates, as evidenced by its written records, before receipt thereof under this Agreement,

(ii)         is disclosed to the recipient or any of its Affiliates, without restriction, after acceptance of this Agreement by a third person who has the right to make such disclosure,

(iii)        is or becomes part of the public domain through no breach of this Agreement,

(iv)        the recipient can demonstrate is independently developed by or for the recipient or any of its Affiliates without use of or reliance on the information disclosed under this Agreement, or

(v)         is disclosed pursuant to the requirement or request of a governmental agency or Third Party to the extent such disclosure is required by operation of law, regulation or court order and prompt notice is given by the recipient of such notice to the disclosing party before making such disclosure.

The Confidential Information may include, without limitation, data, know-how, formulae, processes, designs, sketches, photographs, plans, drawings, specifications, samples, reports, studies, data, findings, inventions, ideas, production facilities, machines, production capacities, prices, market share, research and development projects, and other market data. For the purposes of this Agreement, the DMF and Master Batch Record shall be deemed the Confidential Information of Supplier.

“Drug Master File” or “DMF” means a submission to any relevant regulatory authority that provides detailed information about facilities, processes or methods used in the manufacture, processing, packaging and storing of a drug or excipient, among others, in order to obtain regulatory approval for the production for that drug;

“Effective Date” means the date set out on page one of this Agreement;

“APVMA” means the Australian Pesticides and Veterinary Medicines Authority and any successor thereto;

“Fees” means the fees specified in Exhibit C, as may be amended by the parties in accordance with this Agreement;

“cGMP” Requirements” means: the current Good Manufacturing Practices standards required under ICH Q7 guideline;

“Improvements” means, in relation to any Intellectual Property, any and all versions, adaptations, modifications, improvements, enhancements, changes, revisions, translations and derivative works (whether complete or incomplete), of, to, in or based upon such Intellectual Property;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Intellectual Property” means anything that is protected by any Rights in and to any and all patents, trade-marks, copyrights, industrial designs, know-how and processes, and all other intellectual and industrial property Rights whatsoever and world-wide (whether registered or unregistered and including Rights in any application for any of the foregoing);

“Manufacturing Process” means the manufacturing instructions used for the manufacture of the Product;

“Master Batch Record” means the complete detailed manufacturing instructions for the Manufacturing Process for the Product, as defined by the Validation Protocol and cGMP Requirements, as may be amended from time to time; in accordance with cGMP Requirements, or by mutual agreement of both Customer and Supplier.

“Materials” means any and all, reagents, chemicals, compounds, physical samples, models, specimens and any other similar physical substances that are used in the manufacture of the Product, including processes and activities leading up to and peripheral to the manufacture of the Product;

“Notice of Rejection” shall have the meaning ascribed thereto in Clause 8.1;

“Product” means the API compound described in Exhibit A satisfying the Product Specifications;

“Product Specifications” means the specifications set out in Exhibit B for the Product, as may be revised from time to time by mutual written agreement of Customer and Supplier;

“Purchase Order” has the meaning ascribed thereto in Clause 6.1;

“Quality Agreement” shall mean the written agreement regarding pharmaceutical quality reached between Customer and Supplier respecting quality control and quality assurance activities to be undertaken by Supplier in the performance of its duties hereunder and upon completion to be attached hereto as Exhibit E.

“Recall” means any action by Supplier, Customer or any of their respective Affiliates, to recover possession of the Product or finished products containing the Product shipped to Third Parties. “Recalled” and “Recalling” shall have comparable meanings;

“Rights” shall mean any and all proprietary, possessory, use and ownership rights, titles and interests (whether beneficial or legal) of all kinds whatsoever, howsoever arising, world-wide and whether partial or whole in nature;

“Seizure” means any action by the APVMA or any other applicable governmental or regulatory agency in any jurisdiction, to detain or destroy any Product or any intermediate or finished products containing the Product or prevent release of the Product or finished products containing the Product. “Seized” and “Seizing” shall have comparable meanings;

“Term” means the Initial Term and any Renewal Terms specified in Clause 2.1;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Third Party” means any party other than a party to this Agreement or an Affiliate of a party to this Agreement;

Section 1.2           Other Definitions

Any words defined elsewhere in this Agreement shall have the particular meaning assigned to the words.

Section 1.3           Currency

In this Agreement, all references to money or payments means the currency of the Australia herein referred to as dollar or $ and all payments made hereunder shall be made in that currency.

Section 1.4           Headings

The headings in this Agreement are solely for convenience of reference and shall not be used for purposes of interpreting or construing the provisions hereof.

Section 1.5           Entire Agreement

This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes all written or oral prior agreements or understandings with respect thereto, except for non-disclosure agreements. No party shall claim any amendment, modification, or release from any provision hereof by mutual agreement, acknowledgement or acceptance or purchase order forms or otherwise, unless in writing signed by an authorized representative of each party.

Section 1.6           Exhibits

The Exhibits attached hereto shall be deemed to form an integral part of this Agreement. In the event of a conflict between the terms and conditions set out in this Agreement and the terms and conditions set out in any Exhibit hereto or a Customer issued Purchase Order, the terms and conditions set out in this Agreement shall govern except in the case of Exhibit E:  “Quality Agreement.”

Section 1.7           Applicable Law

This Agreement shall be governed by and construed in accordance with the Laws and Forum of Victoria, Australia. The parties acknowledge and agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article II

Term

Section 2.1           Term

This Agreement shall commence on the Effective Date and shall expire three (3) years from the Effective Date (“Initial Term”). This Agreement shall automatically renew for successive three (3) year periods (a “Renewal Term”) commencing on the expiration of the Initial Term or the preceding Renewal Term, as the case may be, unless either party delivers at least *** written notice to terminate to the other party, as applicable or unless otherwise terminated early pursuant to the terms herein.

Article III

Supply of Product

Section 3.1           Supply of Product

Supplier shall take all necessary actions to manufacture and supply Product from the Effective Date of this Agreement. Supplier will be the non-exclusive supplier and manufacturer of the Product and will supply to Customer or Customer’s designee, the Product, manufactured in accordance with the Master Batch Record, the Product Specifications, the Quality Agreement and cGMP Requirements, in such quantities as Customer has placed and Supplier has accepted Purchase Orders under Clauses 6.1 and 6.2. Supplier may supply Product in amounts that are up to 5% more than the Purchase Order due to the inherently imprecise nature of manufacturing yields.

Section 3.2           Manufacturing Services

Supplier will make available its labour, equipment and facilities for the manufacture and characterization of the Product, including in-process and quality control analysis, release testing, storage and bulk packaging and shipping of the Product, in accordance with the terms and conditions of this Agreement. Supplier shall use its commercially reasonable efforts to comply with the delivery schedule as agreed in the Purchase Order accepted by the Parties.

Section 3.3           Production Capacity

Supplier agrees that it shall provide to Customer 4 months written notice of any scheduled shutdown at its facilities that may impact Supplier’s ability to manufacture and timely delivery of the Product to Customer under this Agreement.

Section 3.4           Processing Changes

(a)          Once a DMF has been lodged with the APVMA Supplier shall not make any regulatory changes to the Manufacturing Process that would impact the APVMA’s acceptance of the quality and purity of the Product, the Master Batch Record or Product Specifications for the manufacture of the Product, without the prior written consent of Customer, such consent shall not be unreasonably delayed or withheld.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          Customer may request changes to the Manufacturing Process, Master Batch Record, the Product Specifications, storage, testing or analytical methods or any starting materials for the manufacture of the Product, provided that any such changes which impact the cost of manufacturing the Product inclusive of any process development, re-validation, scale-up and/or regulatory filings necessary to support such changes will be reflected in a corresponding increase in the Fees paid by Customer under this Agreement. The notice of any such change by Customer shall comply with the cGMP documentation system and SOPs maintained by Supplier at its production site.

(c)          In the event of a change to the Manufacturing Process, Master Batch Record or the Product Specifications, the relevant documents and related Exhibits to this Agreement will be revised accordingly.

(d)          All operational Master Batch Records and SOP’s utilized by Supplier are to be in the English language.

Section 3.5           Notice of Deviations

During the manufacture of each batch of Product, Supplier shall provide to Customer prompt notice of deviations or non-conformities from the Manufacturing Process, the Master Batch Record or the Product Specifications, as defined in the quality agreement between the parties.

Section 3.6           Subcontracting

Supplier shall obtain Customer’s prior written approval to use a subcontractor to perform services under this Agreement. The subcontractor shall be qualified according to the Supplier’s standard operating procedures. Any and all such contractors performing services shall be subject to obligations of confidentiality and Intellectual Property no less restrictive than the terms herein.

Article IV

Forecasts 4.1 *** Forecasts

Customer shall provide to Supplier on a *** on or before the *** of *** during the Term, a *** forecast for the proceeding *** period commencing on the *** of the following *** (“Forecast”). Within such *** Forecast, Customer will *** to provide a *** of the *** of the *** by Customer for the ***.

Article V

Testing and Samples

Section 5.1           Release Testing

Supplier shall perform release testing of all batches of Product in accordance with the Product Specifications and the Master Batch Record, to determine whether such batches of Product meet the requirements set out in the Product Specifications. Supplier shall ensure that:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)          its quality control or assurance department approves each batch of Product for release promptly following successful completion of release testing; and

(b)          its quality assurance department does not release any batch of Product that does not meet the requirements set out in the Product Specifications without prior written consent of customer.

Supplier shall prepare a Certificate of Analysis, in the form set out in Exhibit D, setting out the results of the release testing and which shall be included with each batch of Product shipped to Customer.

Section 5.2           Retained Samples

Supplier shall retain and store in accordance with cGMP Requirements and Supplier’s internal quality standard operating procedures, retained samples of each batch of Product manufactured under this Agreement.

Section 5.3           Stability Testing

Customer shall be responsible for performing all stability testing of the Product and shall ensure that all such testing is performed in compliance with the applicable ICH regulations and be suitable for inclusion in the DMF. Supplier will provide adequate samples of manufactured Product for use in stability testing in a timely manner.

Article VI

Purchase Orders

Section 6.1           Placement of Purchase Orders

Section 6.2           Customer shall place with Supplier *** purchase orders (the “Purchase Orders”), stating Customer’s ***, such ***not to be ***of Purchase Order, for each delivery of Product to be made under this Agreement. Purchase Orders ***by *** without the ***. ***Purchase Orders shall be ***Acceptance of Orders

Supplier shall respond to each Purchase Order placed by Customer under Clause 6.1 in writing, by electronic or other means, within a reasonable time, not to exceed ten (10) business days after receipt of each Purchase Order, setting out Supplier’s acceptance of a Purchase Order and Supplier’s ability to deliver the ordered Product in accordance with the Purchase Order. Subject to the availability of raw materials, Supplier shall use commercially reasonable efforts to accommodate the requirements set out in each of Customer’s Purchase Orders. Each Purchase Order is an offer to purchase the Product specified in the Purchase Order. Each Purchase Order will upon Supplier giving written notification to Customer of Supplier’s acceptance of the Purchase Order, constitute a separate binding contract between Supplier and Customer for the delivery by Supplier, and the purchase by Customer, of the Product specified in the Purchase Order on the terms and conditions set out in this Agreement.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article VII

Shipment of Product

Section 7.1           Storage of Product

Supplier shall ensure that all Product the subject of a Purchase Order given in accordance with Clause 6.1 will be held in storage in accordance with the Product Specifications until shipped to Customer under this Agreement and that all storage areas meet cGMP Requirements. Supplier will not be required to store Materials for a period greater than three (3) months.

Section 7.2           Release and Shipment of Product

Supplier shall notify Customer by electronic transmission of each batch of Product manufactured by it under this Agreement in accordance with this Clause 7 as soon as reasonably possible after Supplier’s quality assurance department approves the batch for release following successful completion of the release testing procedures.

Supplier shall pack and label shipping boxes and ship all orders of Product in a prompt and timely manner and in accordance with international transport guidelines and regulations, the Product Specifications, and Customer’s reasonable written instructions for such shipment and the terms of this Agreement.

The Product will be sold FCA Supplier premises (as defined in Incoterms 2010). Title to Product shall remain vested in the Supplier and shall not pass to the Customer until the Fees for the Product has been paid in full and monies received by the Supplier. Risk of loss or damage of the Goods shall pass to Customer upon delivery to the common carrier.

Section 7.3           Documentation

Supplier shall include with each shipment of Product shipped to Customer under Clause 7.2 commercially appropriate documentation; a Certificate of Analysis for each batch of Product included in the shipment, in the form set out in Exhibit D; a copy of any investigation reports concerning each batch of Product shipped (to be sent separately from shipment).

Article VIII

Acceptance of Shipments

Section 8.1           Acceptance of Shipments

Customer or its designees shall, within a period of thirty (30) calendar days (the “Acceptance Period”) after the date of physical receipt of any shipment of Product from Supplier, inspect the Product for shortages, conduct testing and inspect the documentation to confirm conformance with the applicable Product Specifications and provide Supplier with:

(a)          written notice of any claim relating to any shortage in quantity of any shipment of Product; or

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          written notice to reject the Product (a “Notice of Rejection”), which shall include a description of the grounds for rejection and copies of test reports and testing methodology conducted on the Product, if any.

Customer or its designees may only reject a shipment of Product during the Acceptance Period on the grounds that the Product does not comply with the Product Specifications. The parties agree that Product not validly rejected during the Acceptance Period is deemed accepted by the Customer.

Section 8.2           Dispute of Rejected Product

Supplier may, at its option, within 10 business days of receipt of any Notice of Rejection under Clause 8.1, challenge the Notice of Rejection by delivering written notice thereof to Customer. In the event that Supplier challenges the Notice of Rejection, Customer and Supplier shall conduct a joint investigation. If Supplier and Customer are unable to resolve the issue of non-compliance then a sample of the materials that have been retained by Supplier and by Customer will be submitted to an independent laboratory (acceptable to both parties) for testing against the Product Specifications, and determination whether or not the non-compliance may be caused by a fault on the part of Supplier. The test results of the independent laboratory testing shall be final and binding upon Customer and Supplier, and the fees and expense of such laboratory testing shall be borne entirely by the party against whom such laboratory’s findings are made.

Section 8.3           Remedies

(a)          In the event of a Product shortage, Customer’s sole and exclusive remedy will be for Supplier to make up the shortage by delivering additional quantities of the Product, at no additional cost to Customer, within ***after receiving such notice; or at the Customer’s sole election’

(b)          In the event that Customer issues a timely Notice of Rejection in respect of any shipment of Product:

(i)          if Supplier does not challenge the Notice of Rejection, Customer’s sole and exclusive remedy shall be for:

(1)         Supplier to replace the shipment of rejected Product with conforming Product at no additional cost to Customer within ***after receiving such notice; or at the Customer’s sole election;

(2)         Supplier to rework the Product, or return or credit the Fees paid or due by Customer for that Product.

(ii)         if Supplier does challenge the Notice of Rejection and:

(1)         the joint investigation conducted under Clause 8.2 supports Customer’s rejection of the Product and finds that the nonconformity is due to the actions of Supplier, 8.3(a) shall apply accordingly; or

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(2)         if the joint investigation conducted under Clause 8.2 does not support Customer’s rejection of the Product, Customer shall be deemed to have accepted the Product. The same shall apply in the case that such investigation supports Customer’s rejection of the Product, but does not support the finding that the non-conformity is due to the actions of Supplier.

The relief provided by this Clause 8.3 shall be the sole and complete remedy available to Customer with respect to any shortage of Product or any validly rejected Product unless the Supplier fails to manufacture replacement Product within ***as directed by this clause 8.3.

Section 8.4           Destruction of Rejected Product

The party in possession of any rejected Product which does not comply with the Product Specifications or cGMP Requirements shall destroy, in accordance with all applicable laws and regulations and in a manner to which Customer has given its prior written approval, all rejected Product in its possession, but only after the parties have followed the procedures specified under Clauses 8.2 and 8.3. No rejected Product shall be sold, reprocessed, salvaged, reclaimed or otherwise reused in any manner by Supplier or Customer with the exception of use testing and analysis by Supplier in investigation of rejected Product cause. Representatives of the party not performing the destruction shall be permitted to witness the destruction of the rejected Product under this Clause. Such travel to be at each parties own cost

Article IX

Product Fees

Section 9.1           Fees

Customer shall pay to Supplier, in respect of each Purchase Order placed by Customer, the applicable Fees for the supply of the Product under this Agreement, in accordance with the terms of this Agreement and Exhibit C.

Section 9.2           Adjustments to Fees

(a)          Commencing at the first anniversary of the Effective date and then ***thereafter, the parties hereby agree that the Supplier may increase the Fees ***  If the Supplier wishes to increase the then current Fees by more than 2.5% per year, the Supplier may request to renegotiate the Fees with the Customer.  Such request may not occur more than once every 12 months and must set out the reasons for such request to increase the Fees including one of the following events:

(i)          the *** component of the Fees ***

(ii)         Supplier’s ***.

(b)          The Supplier will notify the Customer of any change in the Fees *** by more than 2.5% not later than the anniversary of the Effective Date prior to the increase taking effect.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)          In the case of a Fee increase *** on receipt of such notification, the parties shall seek in good faith, to agree an adjustment to the Fees, ***.

Section 9.3           Taxes

The ***applicable to the supply of the Product under this Agreement (“Taxes”).

Article X

Invoicing and Payment

Section 10.1         Issuance of Invoices

Supplier shall invoice Customer for each Purchase Order accepted under Clause 6.2 on the day of release under Clause 7.2 for the actual amount of Product shipped.

Section 10.2         Invoice Contents

(a)          All invoices issued by Supplier under Clause 10.1 shall show:

(i)          the actual quantity of Product shipped;

(ii)         the lot number of each batch of Product shipped;

(iii)        the Fees for the quantity of Product shipped, based on the Fees for the Product set out in the applicable Purchase Order;

(iv)        the Purchase Order number placed by Customer for the Product shipped.

(b)          If Customer disputes for any reason the amount of any invoice submitted by Supplier, Customer shall notify Supplier of such dispute within 10 calendar days after the date of the invoice, and the parties shall promptly attempt to resolve the dispute.

Section 10.3         Payment of Invoices

Each invoice provided by Supplier to Customer under Clause 10.1 shall be paid by Customer to Supplier within ***after ***, provided that Customer has not reasonably disputed the invoice. All payments will be made *** directly to the Supplier account as specified in the respective Invoice.

Article XI

Intellectual Property

Section 11.1         Title

The parties agree that each respective Party does and will continue to own all Rights in and to their Intellectual Property and Confidential Information in existence prior to the commencement of the Agreement. The Parties hereby agree that any Improvements to the manufacturing process of the Product or analytical methods used in the manufacture or characterization of the Product which are made solely as a result of the transfer of Intellectual Property or Confidential Information by the Customer to the Supplier and which were not already known by the Supplier may only be used by Supplier in the manufacture of the Product for the Customer and such use will cease upon termination of this Agreement. Subject to the foregoing, any Improvements to the manufacturing process of the Product made by Supplier will be owned by the Supplier.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 11.2         No Grant of Rights

Except as otherwise provided herein, neither party hereto shall be deemed by this Agreement to have been granted any Rights of the other party.

Section 11.3         Grant of License by Customer

(a)          During the Term, Customer, or its sub-licensee hereby grants to Supplier a paid-up, royalty-free, non-exclusive license, without the right to sublicense, to Customer’s Confidential Information and the Intellectual Property reasonably necessary to manufacture and supply to Customer the Product hereunder, but only for such purposes.

(b)          The parties agree that the grant of license contained in this Clause 11.3 is personal to Supplier only and shall be exercised by Supplier only and Supplier agrees to make use of Customer’s Confidential Information and Intellectual Property only in accordance with this license and only by Supplier.

(c)          The parties agree that supply of the Product as specified under this Agreement by the Supplier to the Customer shall be exclusive and Supplier will not sell or offer to sell or allow any associated company or related entity to manufacture or sell the Product to any Third Party.

(d)          Nothing in this Agreement shall preclude or limit Supplier from providing services or developing materials for itself or other customers, or from utilizing the general knowledge gained during the course of its proper performance hereunder. The Parties agree that Supplier is under no obligation to utilize the Intellectual Property or Confidential Information of the Customer.

Section 11.4         No Use of Trademarks

Nothing contained herein shall give either party any right to use any trademark of the other party. All trademarks and service marks adopted by Customer to identify the Product are and shall remain the property of Customer.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article XII

Confidentiality & Publicity

Section 12.1         Obligation of Confidentiality

(a)          Each party (Recipient) must keep confidential the other party’s (Disclosing Party’s) Confidential Information. A Recipient may only disclose the Disclosing Party’s Confidential Information, for the purpose of performing its obligations under this Agreement, to:

(i)          officers, employees, accountants, auditors, legal advisers and other professional advisers (approved by the Disclosing Party to receive Confidential Information) of the Recipient, or officers and employees any person with whom the Recipient has a confidentiality agreement that imposes on that person confidentiality obligations no less stringent than those imposed on Recipients under this Agreement, who:

(1)         have a need to know (and only to the extent that each has a need to know); and

(2)         have been directed and have agreed to keep confidential the Confidential Information on terms consistent with this Agreement; or

(3)         to the extent, and to the persons, required by Law or an applicable regulatory body.

(b)          A Recipient must, at its own expense:

(i)          ensure, at all times, that each officer, employee and subcontractor to whom the Disclosing Party’s Confidential Information has been disclosed under this Clause 12.1 keeps that information confidential;

(ii)         establish and maintain effective security measures to safeguard the Disclosing Party’s Confidential Information from unauthorized access or use;

(iii)        keep the Disclosing Party’s Confidential Information under its control (whether it has physical possession of the Confidential Information or not);

(iv)        immediately take all steps to prevent or stop, and comply with any direction issued by the Disclosing Party from time to time regarding, a suspected or actual breach; and

(v)         immediately notify the Disclosing Party of any suspected or actual unauthorized use, copying or disclosure of the Disclosing Party’s Confidential Information.

(c)          each party will provide assistance reasonably requested by the other party in relation to any proceedings that party may take against any person (other than the other party) for unauthorized use, copying or disclosure of the party’s Confidential Information.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)          each party acknowledges that it is aware that any breach of this Clause 12.1 may result in damage to the other party and that each party is entitled to enforce its rights by specific performance or injunction proceedings as monetary damages may not be sufficient relief.

(e)          On termination of this Agreement, each Recipient agrees that:

(i)          it must continue to keep confidential in accordance with this Clause 12.1 the Disclosing Party’s Confidential Information until it ceases to be Confidential Information pursuant to Clause 1.1 above; and

(ii)         its rights to use and disclose the Disclosing Party’s Confidential Information cease other than in relation to information which the Recipient is required to disclose in order to comply with any reporting obligations to relevant regulatory bodies.

(iii)        Subject to a party’s obligation to comply with stock exchange rules or other governmental requirements, neither party will make any public statements about this Agreement, the Product or its relationship with the other party without the other party’s prior written approval such approval shall not be unreasonably delayed or withheld.

(iv)        All references in this Clause to the “Disclosing Party” or the “Disclosing Party’s Confidential Information” apply to a third party whose Confidential Information is used in the performance of, or is necessary to the supply of the Products as if the third party was a party to this Agreement.

Article XIII

Representations, Warranties and Covenants

Section 13.1         Supplier’s Representations, Warranties and Covenants

Supplier hereby represents, warrants and covenants to Customer as follows:

(a)          Supplier has been duly organized and is validly subsisting and in good standing in its jurisdiction of organization;

(b)          Supplier has the right to enter into this Agreement and this Agreement is a legal and valid obligation binding upon Supplier and enforceable in accordance with its terms;

(c)          Supplier has not made and will not knowingly make any commitments to Third Parties inconsistent with or in derogation of Supplier’s obligations under this Agreement and Supplier is not subject to any obligations that would prevent it from entering into or carrying out its obligations under this Agreement;

14

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)          All Product delivered to Customer under this Agreement will have been manufactured in a competent fashion in accordance with the Product Specifications and cGMP Requirements by qualified personnel;

(e)          Supplier’s facilities, including equipment, systems, utilities and services, comply with cGMP Requirements for the manufacture of the Product under this Agreement; and

(f)          All records and reports required to be maintained by Supplier under cGMP Requirements shall be accurate and complete in all material respects.

Section 13.2         Customer’s Representations, Warranties and Covenants

Customer hereby represents, warrants and covenants to Supplier as follows:

(a)          Customer has been duly organized and is validly subsisting and in good standing in its jurisdiction of organization and has the power to carry on the business as now being conducted by it;

(b)          Customer has the right to enter into this Agreement and this Agreement is a legal and valid obligation binding upon Customer and enforceable in accordance with its terms;

(c)          Customer has not made and will not make any commitments to Third Parties inconsistent with or in derogation of Customer’s obligations under this Agreement and Customer is not subject to any obligations that would prevent it from entering into or carrying out its obligations under this Agreement; and

(d)          To the best of the Customer’s knowledge all Intellectual Property and Confidential Information provided to the Supplier under this Agreement does not infringe any rights of a Third Party.

Section 13.3         Warranty Disclaimer

Except for the warranties provided in section 13, neither party makes any warranty, expressed or implied by statute or in writing, regarding the services or the Product, including without limitation any warranty regarding their fitness for purpose, their quality, their merchantability or their non-infringement of intellectual property rights of third parties. Any other representations or warranties made by any person or entity, including employees or representatives of a party hereto, that are inconsistent herewith, shall be disregarded and shall not be binding on such party. Notwithstanding anything to the contrary herein, in no event shall either Party be liable for any incidental or consequential damages; furthermore the Parties hereby agree that the Supplier’s maximum liability under this Agreement shall be limited to the Fees paid pursuant to this Agreement.

15

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article XIV

Indemnification

Section 14.1         Indemnification of Supplier

Subject to the limitation of liability provided in Clause 13.3, Customer shall indemnify and hold Supplier and its officers, directors, agents, servants, and employees harmless against any and all actions, claims, demands, proceedings, suits, losses, damages, costs and expenses (including reasonable legal fees on a solicitor client basis) (in this Clause, “Claims”) of any Third Party, including all Claims for personal injury or death, arising from the use, sale or commercialization of the Product, Claims that Supplier’s use of Customer’s Confidential Information or Intellectual Property knowingly infringes the rights of a Third Party, or Claims arising out of Customer’s breach of its obligations under this Agreement, and which is not attributable to the gross negligence or willful misconduct of Supplier or its officers, directors, agents, servants, employees, students or contractors.

Section 14.2         Indemnification of Customer

Subject to the limitation of liability provided in Clause 13.3, Supplier shall indemnify and hold Customer and its officers, directors, agents, servants, employees and consultants harmless against any and all Claims of any Third Party, including all Claims for personal injury or death directly arising from the manufacture by Supplier of the Product, or Claims arising out of Supplier’s breach of its obligations under this Agreement, and which is not attributable to the gross negligence or willful misconduct of Customer or its officers, directors, agents, servants, employees or contractors.

Section 14.3         Indemnification Procedure

The indemnities contained in this Clause 14 shall be conditional on compliance with the terms and conditions set out in this Clause 14.3. The indemnifying party will defend, contest, or otherwise protect against any such Claims at its own cost and expense provided that prompt written notice is given, of any Claims for which indemnification might be claimed. The indemnified party may, but will not be obligated to, participate at its own expense in a defense thereof by counsel of its own choosing, but the indemnifying party shall be entitled to control the defense unless the indemnified party has relieved the indemnifying party from liability with respect to the particular matter. If the indemnifying party fails to timely defend, contest, or otherwise protect against any such Claims, the indemnified party may, but will not be obligated to, defend, contest, or otherwise protect against the same, and make any reasonable compromise or settlement thereof and recover the entire costs thereof from the indemnifying party, including reasonable legal fees and costs and disbursements, and all amounts paid as a result of such Claims or the compromise or settlement thereof, provided, however, that if the indemnifying party undertakes the timely defense of such matter, the indemnified party shall not be entitled to recover from the indemnifying party for its costs incurred in the defense thereof. The indemnified party shall cooperate and provide such assistance as the indemnifying party may reasonably request in connection with the defense of the matter subject to indemnification. No settlement that will impact the other party’s business will be made without prior written approval of the other party.

16

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article XV

Insurance

Section 15.1         Insurance Coverage

Customer and Supplier each represent that they are sufficiently insured against any liability arising under Clause 14. Customer and Supplier each represent that they are sufficiently insured against any liability arising under this Agreement.

Section 15.2         Evidence of Insurance

Each of Customer and Supplier shall, upon written request by the other, provide the other party with a copy of all insurance policies maintained under this Clause 15 relating to the manufacture of the Product in bulk quantities and the facilities therefore.

Article XVI

Legal and Regulatory

Section 16.1         Compliance with Laws

(a)          Each party shall in connection with its obligations, rights and duties under this Agreement and in the manufacturing, handling, loading, shipping, using, commercializing, reselling and distributing the Product:

(i)          comply with all applicable local: laws, rules, regulations or other requirements applicable to each party’s business and

(ii)         obtain and maintain in full force and effect all applicable licenses, permits, certificates, authorizations or approvals from local governmental authorities necessary to conduct its business and the activities contemplated under this Agreement.

Section 16.2         Maintenance of Records

Supplier shall maintain adequate books and records consistent with cGMP Requirements and any other applicable laws and requirements of applicable local governmental or regulatory authorities, in respect of test records, samples and associated support data for all batches of Product manufactured sufficient to substantiate and verify Supplier’s duties and obligations under this Agreement for five (5) years from the date of manufacture of the respective Product batch.

Section 16.3         Notice of Reports

Supplier shall provide to Customer within ten (10) Business Days of receipt by Supplier copies of all portions of any reports of any local governmental or regulatory authority which may impact on the manufacture or testing of the Product, including, without limitation, any APVMA audit observations, APVMA warning letters or other correspondence from the APVMA or equivalent regulatory authority correspondence.

17

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 16.4         Drug Master Files

At the ***, ***shall be responsible for:

(a)          the preparation of a Drug Master File for the Product in a format acceptable to the local regulatory authorities. The DMF shall be produced following ***that the ***under this Agreement is ***; and

(b)          after initial approval of the local DMF, ***and ***to maintain the DMF relating to the ***at the ***. Subject to this Clause 16.3, ***with its filing of any application, in the territory(s) where the Product ***, with the ***.

Section 16.5         Compliance with Regulatory Standards

(a)          Supplier shall be responsible for manufacturing the Product in compliance with cGMP Requirements and the standards of any other applicable governmental or regulatory authority.

(b)          Each party will provide reasonable assistance to the other, at no charge, if necessary to respond to audits, inspections, inquiries, or requests of the regulatory authorities. Supplier shall advise Customer immediately if Supplier receives notice of an impending inspection or if an authorized agent of the APVMA or other relevant governmental agency visits any of Supplier’s manufacturing facilities concerning the Product.

Section 16.6         Inspection

Supplier shall allow one annual inspection or audit as provided for in the Quality Agreement. Customer shall provide to Supplier not less than sixty (60) days written notice regarding a request for an annual inspection or audit.

Article XVII

Recalls

Section 17.1         Safety

Supplier shall provide Customer with reasonable co-operation to help Customer investigate adverse events involving the manufacture of the Product. The cost and expense of any testing undertaken by Supplier at Customer’s request shall be borne by Customer.

Section 17.2         Recalls

(a)          If either party has grounds to implement a Recall, the party recommending such Recall shall immediately notify the other party in writing of such grounds.

(b)          Subject to the applicable law, Customer and its designees shall have the sole responsibility to implement any Recall of the Product or any intermediate or finished product containing the Product.

18

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)          Supplier shall reasonably cooperate with Customer and its designees in implementing any such Recall

Section 17.3         Supplier’s Liability for Recall

In the event of a Recall or Seizure arising from a negligent action or material breach of this Agreement by the Supplier, then in such case the Supplier shall refund the Fees paid by Customer for any Recalled Product including any such Product that cannot be shipped due to the Recall.

Section 17.4         Customer’s Liability for Recall

In the event of a Recall or Seizure arising from a negligent action or material breach of this Agreement by the Customer, then in such case the Customer shall reimburse Supplier for any cost reasonably expended by Supplier in connection with the Recall.

Section 17.5         Replacement Shipments

In the event of any Recall or Seizure with respect to the Product, Supplier shall, unless otherwise directed by Customer, as soon as reasonably possible, supply replacement Product to Customer in an amount sufficient to replace the amount of Product Recalled or Seized.

Article XVIII

Termination

Section 18.1         Termination

In addition to any other entitlement to terminate this Agreement early, this Agreement may be terminated:

(a)          by either party providing three (3) months written notice; or

(b)          immediately, by either party providing written notice if the other party makes a general assignment for the benefit of creditors, or if a petition in bankruptcy or under any insolvency law is filed by or against the other party and such petition is not dismissed within 60 calendar days after it has been filed; or

(c)          immediately, by either party providing written notice of a breach of any material provision of this Agreement by the other party and the breach is not cured within 60 calendar days; or

(d)          immediately, by either party providing written notice to the other in the event any governmental law, regulation or order is adopted and made effective which would make performance of such party’s obligations under this agreement impossible or commercially impracticable.

19

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 18.2         Consequences of Termination

(a)          On expiration or earlier termination of this Agreement, both parties shall be released from all obligations and duties imposed or assumed hereunder, except for any outstanding obligations and duties relating to *** or ***.

(b)          all Rights granted by Customer to Supplier under Clause 11 shall immediately revert to Customer and may not be used or exploited in any manner thereafter by Supplier except that Supplier may continue to use any such Rights in order to fulfill its surviving obligations under Clause 18 and only for such purpose.

(c)          ***by the ***but *** at the ***will ***, subject to the terms and conditions herein.

Section 18.3         Return of Samples

On expiration or earlier termination of this Agreement, unless otherwise instructed by Customer, Supplier shall, within ***, return to Customer all Samples or other supplies of the Product in its possession or control in any form unless the samples are required by regulations to be retained by the Supplier. The cost of returning any such supplies shall:

(a)          in the event of expiration or termination of this Agreement, ***; and

(b)          in the event of early termination for breach, ***.

Section 18.4         Return of Confidential Information

On expiration or earlier termination of this Agreement, unless otherwise agreed between the parties, each party shall:

(a)          promptly cease all use of the Confidential Information of the other party and ensure that its corporate counsel, employees and contractors cease all use thereof; and upon written request of the other party;

(i)          return to the other party all original copies of the Confidential Information of the other party in its control or possession; and subject to the retention of one (1) complete copy for archival purposes and to satisfy any applicable legal requirements; and

(ii)         destroy any and all copies or other reproductions or extracts of the Confidential Information of the other party and all other documents, computer files, memoranda, notes or other writings prepared based on such Confidential Information subject to 18.3(a)(i).

Section 18.5         Survival

(a)          Expiration or early termination of this Agreement shall not relieve either party of:

20

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)          its obligations incurred prior to such expiration or early termination

(ii)         the obligation for Supplier to manufacture and deliver the Product under Purchase Orders placed by Customer and accepted by Supplier prior to the effective date of expiration or notice date of termination

(iii)        the obligation for Customer to accept and pay for Product manufactured and delivered under Purchase Orders placed by Customer and accepted by Supplier prior to the effective date of expiration or earlier termination except if Customer validly rejects said shipment pursuant to Clause 8.1

(b)          In addition, the following provisions shall survive any expiration or early termination of this Agreement:

(i)          Clause 1 (Interpretation) ; Clause 5.2 (Retained Samples); Clause 11 (Intellectual Property); Clause 12 (Confidentiality); Clause 13.3 (Warranty Disclaimer); Clause 14 (Indemnification); Clauses 17.2 (Recalls), 17.3 (Supplier’s Liability for Recalls) and 17.4 (Customer’s Liability for Recalls); Clause 18.2 (Consequences of Termination); Clauses 18.3 (Return of Samples), 18.4 (Return of Confidential Information) and 18.4 (Survival); and Clause 19 (Miscellaneous).

Article XIX

Miscellaneous

Section 19.1         Assignment; Inurement

(a)          This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns. Supplier shall not assign this Agreement, in whole or in part, to any person without the prior written consent of Customer, except to a third party which acquires all, or substantially all, of Supplier’ business or assets, whether through merger or otherwise.

(b)          Customer shall be entitled to assign this Agreement, in whole or in part, to any third party without the consent of Supplier, provided that Customer remains liable for any payments Supplier is or will be entitled to as compensation for Supplier’ Services and deliveries from orders agreed to between Customer and Supplier under this Agreement prior or subsequent to the effective date of Customer’s assignment unless such payments are effected to Supplier by any of such third party

Section 19.2         Counterparts; Facsimile

This Agreement may be executed in any number of counterparts (either originally or by electronic transmission), each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.

21

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 19.3         Dispute Resolution

Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be notified in writing to the other party and thereupon referred to senior management of the parties for amicable resolution. In the event that amicable resolution has not been achieved within 21 days, then the dispute shall be referred to mediation. The parties agree that such mediation shall be conducted in Melbourne by a single Institute of Mediators and Arbitrators Australia mediator, agreeable to both parties.

Section 19.4         Force Majeure

(a)          If either party is prevented from, or impeded in, performing any of its obligations under this Agreement due to a Force Majeure Event, it must promptly give notice to the other party specifying:

(i)          the circumstances constituting the Force Majeure Event; and

(ii)         the extent and likely duration of those circumstances.

(b)          If a party gives a notice under this Clause 19.4, the party’s obligations under this Agreement, will be suspended for as long as the Force Majeure Event may continue to prevent it from, or impede it in, performing any of its obligations under this Agreement.

(c)          If there is a Force Majeure Event, a party must:

(i)          make every reasonable effort to minimize the effects of the Force Majeure Event; and

(ii)         use reasonable efforts to overcome the Force Majeure Event; and

(iii)        promptly resume performance of its obligations under this Agreement as soon as reasonably possible after cessation of the Force Majeure Event.

(d)          If performance is affected for a cumulative period of more than six (6) months in any 12 month period, a party may terminate this Agreement by notice in writing to the other party.

Section 19.5         Further Assurances

The parties shall both execute and deliver such further instruments and do such further acts as may be required to implement the intent of this Agreement.

Section 19.6         Independent Contractors

Supplier and Customer shall be independent contractors and shall not be deemed to be partners, joint venturers or each other’s agents under this Agreement, and neither party shall have the right to act on behalf of the other except as is expressly set forth in this Agreement.

22

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 19.7         Notices

Unless otherwise provided herein, a notice given under this Agreement shall be in writing and sent by (i) overnight courier, (ii) fax with a confirmation copy, (iii) electronic mail reasonably indicating successful transmission on the sender’s system, or (iv) by other means of delivery requiring a written acknowledged receipt. A notice serviced on a Saturday, Sunday or public holiday in the place of delivery is deemed to be served on the next business day.

If to Supplier	If to Customer

Either party may change the address to which any Correspondence to it is to be addressed by notification to the other party as provided herein.

Section 19.8         Rights and Remedies

The rights and remedies available under this Agreement shall be cumulative and not alternative and shall be in addition to and not a limitation of any rights and remedies otherwise available to the parties at law or in equity.

Section 19.9         Severability

If any term or provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

Section 19.10         Waiver

No waiver or modification of any of the terms of this Agreement shall be valid unless in writing and signed by an authorized representative of the parties hereto. Failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of such rights, nor shall a waiver by any party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

23

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the dates set forth below.

PARNELL MANUFACTURING PTY LTD

by its authorized signatory:

/s/ Robert Joseph
Name:	Robert Joseph
Title:	CEO
Date:	4 December 2013

IDT AUSTRALIA LIMITED

by its authorized signatory:

/s/ Paul D R MacLeman
Name:	Dr. Paul D R MacLeman
Title:	Managing Director
Date:	3 December 2013

24

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A - Description of Product

Common Name: Sodium Pentosan Polysulfate API

The substance is referred to as “PPS” on all internal documentation.

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A-1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B - Product Specifications

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B-1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit C - Fee Schedule

Customer agrees to the following:

The Fee ***of the Product will be:

i.            For Purchase Orders of ***For Purchase Orders of ***

ii.         Purchase Orders in ***will only be ***to the ***.

C-1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit D - Certificate of Analysis

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D-1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit E Quality Agreement

The Quality Agreement as executed between the parties on ________ 2013 is incorporated herein by reference, including any amendments thereto as may be mutually agreed between the parties in writing.

E-1